Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
November 30, 1998



Expected B Maturity 3/17/2003


Blended Coupon 5.4320%


Excess Protection Level
3 Month Average   5.40%
November, 1998   5.73%
October, 1998   6.05%
September, 1998   4.42%


Cash Yield17.96%


Investor Charge Offs 4.96%


Base Rate 7.28%


Over 35 Day Delinquency 5.37%


Seller's Interest 9.39%


Total Payment Rate13.51%


Total Principal Balance$40,339,382,471.40


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,787,462,952.91